 Exhibit 6.4

LOAN AGREEMENT

           THIS LOAN AGREEMENT (this "Agreement") is entered into on November 20, 2000, between NET MASTER CONSULTANTS, INC., a Texas corporation ("Net Master"), and Smart Card Technologies Co., Ltd., a Japanese limited liability company ("SCT").

BACKGROUND

           A.     On or about September 26, 2000, Net Master, SCT and the shareholders of SCT (the "SCT Shareholders") entered into a letter of intent (the "Letter of Intent") for the acquisition of 100% of the issued and outstanding shares of SCT (the "SCT Shares") by Net Master in exchange for shares of Net Master common stock (the "SCT Acquisition").

           B.     The Letter of Intent contemplates that certain interim loans will be made to SCT pending the closing on the SCT Acquisition.

           C.     Net Master has arranged for its own financing so that it may make interim loans to SCT on the terms and conditions of this Agreement.

           NOW THEREFORE, for and in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          Section 1.     The Loan.

1.1     Note. Following execution and delivery of this Agreement, Net Master will make a loan to SCT in the aggregate amount of up to US$2,500,000 (the "Loan"). The Loan will be evidenced by a Promissory Note of even date herewith from SCT in favor of Net Master in the form of Exhibit A attached hereto (the "Note"). The Loan is not a revolving line of credit; advances may not be repaid and re-advanced.

1.2     Interest. The Loan will bear interest at 6.15% per annum and interest will accrue until the maturity date of the Loan and will be payable on the maturity date. Interest will be calculated based on the basis of three hundred sixty (360) days per year and the actual number of days that principal is advanced and outstanding under the Loan.

1.3     Security for Loan. The Loan will be secured by (i) all of the assets of SCT, including intellectual property rights, pursuant to a Security Agreement of even date herewith substantially in the form of Exhibit B attached hereto (the "Security Agreement") and (ii) the pledge of the SCT Shares by the SCT Shareholders pursuant to the Stock Pledge and Security Agreement of even date herewith in substantially the form of Exhibit C attached hereto (the "Stock Pledge Agreement"). The SCT Shares will be held in escrow for the benefit of Net Master pursuant to the Stock Pledge Agreement by a collateral agent mutually agreeable to Net Master and SCT.

1.4     Term; Advancing Schedule. It is intended that the Loan will be funded in three advances on the following schedule:

(a)     Up to US$750,000 not later than November 30, 2000;

(b)     Up to US$750,000 not later than January 31, 2001; and

(c)     US$500,000 up to US$1,000,000 or any remaining balance, not later than March 30, 2001, with the specific advance amount determined by Net Master in its sole discretion.

From time to time during the term of the Note, SCT may request funds under the Loan by providing Net Master with a written funding request (each, a "Funding Request") specifying the amount of funds requested by SCT. Each Funding Request will include reasonable detail on SCT's use of the requested funds consistent with SCT's business plan as approved by Net Master. Within 15 days of Net Master's receipt of a Funding Request and Net Master's approval of same, Net Master will wire transfer, at SCT's expense, the funds requested in the Funding Request to an account designated by SCT or to other payees designated by SCT in the Funding Request.

1.5     Conditions Precedent to Any Advance. In addition to all other conditions of this Agreement, the following are conditions precedent to any additional advance hereunder (except to the extent waived by Net Master, and any such conditions waived by Net Master may be reimposed as a condition of subsequent advances):

(a)     Net Master has received fully executed originals of this Agreement, the Note, the Security Agreement, the Stock Pledge Agreement and any other documents evidencing or securing the Loan all in form and substance satisfactory to Net Master (collectively, the "Documents").

(b)     All representations and warranties made by SCT or other parties (other than Net Master) in the Documents must be true and correct on and as of the date of making the advance as though such representations and warranties were made anew on such date.

(c)     There must not have occurred and be continuing any event, condition, or circumstances which, with notice and/or the passage of time, would constitute a breach in any material respect of any representation, covenant, or warranty by SCT or other party or a default under any of the Documents.

(d)     Net Master has received an opinion from legal counsel to SCT, in form and substance acceptable to Net Master, that the pledge of collateral pursuant to the Security Agreement and the pledge SCT Shares pursuant to the Stock Pledge Agreements constitute a perfected, valid and enforceable first lien on such assets under Japanese law, subject to any preceding security interests created under law.

(e)     A Funding Request for such amount has been submitted by SCT and approved by Net Master.

1.6     Use of Proceeds. The proceeds of the Loan may only be used by SCT as additional working capital consistent with SCT's business plan as approved by Net Master. The proceeds of the Loan may not be used to repay any loans to SCT made by the SCT Shareholders.

1.7     Intercreditor Agreements. SCT acknowledges that Elysio Capital Corp. simultaneously with this Agreement has agreed to make a loan to Net Master in the principal amount of at least US$2,500,000 (the "Elysio Loan") the proceeds of which are to be used by Net Master to fund the Loan to SCT under this Agreement. As security for repayment of the Elysio Loan, Net Master is required to pledge all of its rights under the Documents to Elysio. SCT hereby consents to Net Master's assignment of the Documents and all of its rights thereunder to Elysio.

1.8     Repayment of Loan. Unless earlier accelerated under the terms of the Note or this Agreement, the Loan will be due on December 1, 2001. The parties acknowledge that if the transactions contemplated by the Letter of Intent are consummated the Loan will become intercompany debt between Elysio and SCT by operation of law and all security therefor will be released by Elysio and will no longer serve as collateral for the intercompany loan. The Loan may be prepaid by SCT at any time without penalty.

1.9     Net Master's Records Conclusive. Absent manifest error, the records of Net Master with respect to amounts advanced or owing under the Loan will be conclusive.

          Section 2.     Representations and Warranties; Covenants. SCT makes the following representations, warranties and covenants to Net Master:

2.1     Organization and Good Standing. SCT is a limited liability company duly organized, validly existing under the laws of Japan, with all requisite power and authority to own, operate and lease its properties and to carry on its business as it is now being conducted. SCT is qualified and in good standing to do business in all jurisdictions where its business or ownership of property or assets requires such qualification.

2.2     Authority. SCT has all requisite power and authority to execute and deliver this Agreement and any other Documents, and to perform its obligations thereunder and to consummate the transactions contemplated thereby. The execution and delivery of each of the Documents by SCT and the consummation by SCT of the transactions contemplated thereby have been duly authorized by its board of directors and no other company or shareholder proceedings on the part of the SCT are necessary to authorize such Documents or to consummate the transactions contemplated thereby. This Agreement has been, and the other Documents when executed and delivered by SCT as contemplated by this Agreement, will be duly executed and delivered by SCT and this Agreement is and the other Documents contemplated hereby will be valid and binding obligations of SCT.

2.3     Actions and Proceedings. There is no claim, charge, arbitration, grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now pending or threatened against SCT or any subsidiary of SCT, or which involved any of the business, or the properties or assets of SCT or any subsidiary of SCT, that, if adversely resolved or determined, would have a material adverse effect on SCT.

2.4     Conduct of Business. So long as any amounts are due or outstanding under the Note, SCT will (a) conduct its business only in a normal and ordinary course and in substantially the same manner as historically conducted, (b) use its best efforts to preserve intact the business organization and goodwill of SCT, (c) keep Net Master advised of significant developments in its business and of any significant decisions concerning the operation of its business, (d) not make any dividend or other unusual distributions of any kind to its shareholders or issue any additional equity securities, (e) not make any change to or enter into any material agreements or incur any material liabilities without Net Master's consent, (f) not pay any bonuses or increases in compensation to any director, officer or (except in the ordinary course of business) any employee; and (g) not incur any additional indebtedness (other than trade payables in the ordinary course), without Net Master's consent.

2.5     Notice of Material Adverse Effect. SCT will give Net Master immediate notice of any event that has a material adverse effect on the business or financial condition of SCT.

2.6     Additional Documentation. During the term of the Loan, SCT will provide Net Master with such additional documentation and information as reasonably requested by Net Master, including annual reports, audited accounts, monthly financial statements and cash forecasts of SCT.

2.7     Additional Security. In the event that SCT acquires any subsidiary or ownership participation following the date of this Agreement, SCT will deliver to Net Master a stock pledge and security agreement pledging SCT's ownership interest in such subsidiary or participation as additional security for the Loan, which agreement will be in form and substance reasonably satisfactory to Net Master, together with original stock certificates or other evidence of SCT's ownership of such newly acquired subsidiary or participation, duly endorsed for transfer.

         Section 3.      Default; Remedies.

3.1     Events of Default. Each of the following constitutes an Event of Default under this Agreement:

(a)     Failure of SCT to pay any amounts due under the Note on the date such amounts are due; or

(b)     Failure of SCT or any other party thereto (other than Net Master) to perform or observe any term, condition, covenant, warranty, agreement or other provision contained in this Agreement or any other Document, within fifteen (15) days after receipt of notice from Net Master specifying such failure, provided that if SCT or such other party has promptly initiated efforts to cure such failure and diligently pursues such cure, it will have thirty (30) days to accomplish such cure; or

(c)     Discovery that any representation or warranty made or deemed made by SCT or any other party thereto (other than Net Master) in this Agreement or any statement or representation made in any certificate, report or opinion delivered pursuant to this Agreement or any other Document or in connection with any borrowing under this Agreement was materially untrue or is breached in any material respect; or

(d)     SCT makes an assignment for the benefit of creditors, files a petition in bankruptcy, petitions or applies to any tribunal for any receiver or any trustee of SCT or any substantial part of its property, or commences any proceeding relating to SCT under any reorganization, arrangement, readjustments of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or

(e)     The filing of a bankruptcy or insolvency or similar proceeding petition or the commencement of any proceeding against SCT seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or, the appointment of any trustee, receiver or liquidator of SCT or of all or any substantial part of the properties of SCT, which proceeding or appointment is not dismissed or vacated within sixty (60) days.

3.2     Remedies upon Default. Upon the occurrence of an Event of Default, the following provisions will be applicable:

(a)     Net Master, at its option, may terminate its obligation to make additional advances under this Agreement and otherwise terminate this Agreement; and

(b)     Net Master may declare the Loan immediately due and payable and may exercise all of its rights and remedies against SCT and any other obligor of the Loan, as provided in the Note, the Documents and by law.

          Section 4.      Miscellaneous.

4.1     Modification and Waiver. No modification or waiver of any provision of the Note, this Agreement or the other Documents and no consent by a party to any departure therefrom by the other party will be effective unless such modification or waiver is in writing and signed by the parties. No notice to or demand on a party in any case entitles that party to any other or further notice or demand in similar or other circumstances. No failure or delay by a party in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of each party contained in this Agreement are cumulative and not exclusive of any rights or remedies otherwise provided by law.

4.2     Notices. All notices, requests, demands or other communications provided for in this Agreement and the other Documents must be in writing and delivered by registered airmail, return receipt requested or sent by fax with electronic confirmation of receipt to the parties at the following addresses:

If to Net Master:

Net Master Consultants, Inc.
1177 West Hastings Street, Suite 1818
Vancouver, British Columbia
Canada V6E 2K3
Attention:  Nora Coccaro
Phone:  (604) 602-1717
Fax:  (604) 408-1739

with a copy to:

Powell, Goldstein, Frazer & Murphy LLP
1001 Pennsylvania Avenue, N.W.
Suite 600
Washington, D.C. 20004
Attention: Susan J. Thomas
Phone: (202) 347-0066
Fax: (202) 624-7222

If to SCT:

Smart Card Technologies Co., Ltd.
WBG Marive West 21F
Nakase 2-6, Mihama-KU
Chiba-Shi, CHIBA 261-7121
Japan
Phone: 043-213-8933
Fax: 043-299-8162

           Any notice, request, demand or other communication delivered or sent in the foregoing manner will be deemed given or made (as the case may be) upon the earliest of (a) the date it is actually received or (b) the fifth business day after the day on which it is properly dispatched for registered airmail service.

4.3     Counterparts; Fax Execution. This Agreement may be executed by the parties hereto individually or in any combination, in one or more counterparts, each of which will be an original and all of which together constitute one and the same agreement. This Agreement may be executed by delivery of a signed signature page by fax.

4.4     Captions. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and will not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.

4.5     Survival of Agreements. All agreements, representations and warranties made herein will survive the delivery of this Agreement and the making and renewal of the Loan hereunder.

4.6     Successors and Assigns. Other than as expressly contemplated by this Agreement or by operation of law pursuant to the transactions contemplated in the Letter of Intent, this Agreement may not be assigned by either party without the consent of the other party. This Agreement will inure to the benefit of and bind the respective parties hereto and their successors and permitted assigns.

4.7     Governing Law. Notwithstanding the place of execution of this Agreement and the business locations of the parties, the parties agree that this Agreement and the rights and obligations of the parties hereunder will be construed and interpreted in accordance with the laws of the State of Delaware, notwithstanding conflicts of laws principles. The parties agree that any appropriate court located in Delaware will have non-exclusive jurisdiction of any case or controversy arising under or in connection with this Agreement and will be a proper forum in which to adjudicate such case or controversy. The parties expressly consent to personal jurisdiction and venue in such courts.

4.8     Entire Agreement. This Agreement and the exhibits hereto and the Documents contain and constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings both written and oral, express or implied, with respect thereto.

4.9     Severability. Should any provision of this Agreement, or any provision hereafter incorporated in this Agreement, be invalid or unenforceable in whole or in part or subsequently lose its validity or enforceability, or should this Agreement be found to be incomplete, the balance of the provisions will in no way be affected thereby. In lieu of the invalid or unenforceable provision, or in order to complete this Agreement, the parties hereto will covenant such appropriate provisions as correspond to the extent permitted by law, most closely to that which the parties wanted, or according to the intent and purpose of this Agreement the parties hereto would have wanted to covenant had they considered the particular point.

4.10    Exhibits. The following exhibits are attached to this Agreement and incorporated herein by reference:

Exhibit A Promissory Note
Exhibit B Security Agreement
Exhibit C Stock Pledge Agreement

[Signatures on Following Page.]

EXECUTED:

NET MASTER CONSULTANTS, INC.

By:	/s/ Nora Coccaro

Nora Coccaro
President

SMART CARD TECHNOLOGIES CO., LTD.

By:	/s/ Katsumi Sato

Katsumi Sato
President

Exhibit A

PROMISSORY NOTE

November 20, 2000

$2,500,000U.S.

           FOR VALUE RECEIVED, SMART CARD TECHNOLOGIES CO., LTD., a Japanese limited liability company ("Borrower"), promises to pay to the order of NET MASTER CONSULTANTS, INC., a Texas corporation, or its assignee ("Lender"), the sum of Two Million Five Hundred Thousand United States Dollars (US$2,500,000), or so much thereof as is advanced, at such time and together with interest thereon as provided below.

           This Note is subject to the terms and conditions of, and Lender and Borrower are entitled to the benefits of, the Loan Agreement of even date herewith between Borrower and Lender (the "Loan Agreement"). This Note is secured by a Security Agreement from Borrower in favor of Lender and a Stock Pledge and Security Agreement from each of the shareholders of Borrower in favor of Lender pledging the shares of Borrower.

           Interest will accrue on the outstanding principal amount of this Note at the applicable federal (U.S.) rate of six and fifteen/hundredths percent (6.15%) per annum from the date of advance thereof, and until all amounts outstanding under this Note have been paid in full. Interest will be calculated on the basis of a year consisting of 360 days and will be charged on the basis of the actual number of calendar days that the principal amount advanced remained unpaid to Lender.

           All amounts owing under this Note are due on December 1, 2001 (the "Maturity Date"). Overdue payments of any sums due under this Note will bear interest at the rate of 15% per annum until paid. In addition, if this Note is not paid on the Maturity Date, Lender will be entitled to collect a one-time late charge to cover the increased costs of administering the Note in an amount equal to 2% of the then outstanding principal amount of the Note.

           All payments will be made in U.S. Dollars to Lender, without offset, at such address as Lender may designate in writing to Borrower. All payments received from Borrower will be applied first to interest (including default interest) to the extent then accrued and unpaid, then to costs of collection, and then to principal. The amount outstanding under this Note may be prepaid at any time, and from time to time, by Borrower without notice, penalty or bonus. At such time as the transactions contemplated by the Letter of Intent (as defined in the Loan Agreement) are consummated the Loan will become intercompany debt between Lender's successor-in-interest and SCT by operation of law and all security therefor will be released by Lender and will no longer serve as collateral for the intercompany loan

           Extension of time of payment of all or any part of the amount owing under this Note at any time or times or failure of the holder of this Note to enforce any of its rights or remedies under this Note or under any instrument securing this Note or any releases or surrender of property will not release any party liable for this Note and will not constitute a waiver of the rights of the holder to enforce such rights and remedies thereafter. Borrower waives demand and presentment for payment, notice of dishonor, notice of non-payment, protest and notice of protest of this Note. Borrower agrees to pay all costs of collection of this Note, including but not limited to, court costs and reasonable attorneys' fees, whether or not suit is filed.

           Time is of the essence of this Note.

           If any provision in this Note is for any reason held by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other provision of this Note.

           This Note will be construed and enforced under the laws of the State of Delaware.

           Borrower has executed this instrument under seal as of the date above.

SMART CARD TECHNOLOGIES CO., LTD.

By:	/s/ Katsumi Sato

Katsumi Sato
President

Exhibit B

SECURITY AGREEMENT

           THIS SECURITY AGREEMENT (this "Agreement") is made on November 20, 2000, by Smart Card Technologies Co., Ltd., a Japanese limited liability company ("Debtor"), in favor of NET MASTER CONSULTANTS, INC., a Texas corporation ("Secured Party").

BACKGROUND:

           Secured Party has extended a loan (the "Loan") in the maximum principal amount of $2,500,000 to Debtor pursuant to the terms and conditions of a Loan Agreement of even date herewith between Secured Party and Debtor (the "Loan Agreement") and as evidenced by a Promissory Note of even date herewith from Debtor to Secured Party (the "Note"). To secure its obligations under the Note, Debtor is required to deliver to Secured Party this Agreement.

           NOW, THEREFORE, for and in consideration of the premises, the direct benefits to be realized by Debtor from the Loan, the mutual covenants set forth below, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Debtor covenants and agrees with Secured Party as follows:

STATEMENT OF TERMS:

1.       Collateral.  As used herein, the term "Collateral" means the following items:

(a)     All of Debtor's right, title and interest in and to personal property of every kind and nature, accounts receivable, chattel paper, accounts, general intangibles, contract rights, documents, equipment, furniture, fixtures, inventory, instruments, securities, consumer goods, goods, technologies, patents, patent applications and patent rights, trademarks, copyrights, goodwill, trade names, trade secrets, licenses, computer software and computer hardware;

(b)     All substitutes and replacements for, accessions, attachments and other additions to, tools, parts and equipment used in connection with, all certificates of title, manufacturer's statements of origin and proceeds and products of, the above Collateral (including all profits, income and benefits resulting from any of the above), and all documents, accounts, chattel paper and instruments arising from or related to the above Collateral, and returned or repossessed Collateral;

(c)     All policies of insurance covering the Collateral and proceeds thereof;

(d)     All security for the payment of any of the Collateral, and all goods which gave or will give rise to any of the Collateral or are evidenced, identified or represented therein or thereby;

(e)     All property similar to the above hereafter acquired by Debtor; and

(f)     All proceeds and products of the foregoing items.

2.       Security Interest.  Debtor hereby grants to Secured Party a security interest in the Collateral, as security for full and punctual payment of any and all sums, when due and payable, under the Note and any other indebtedness of Debtor to Secured Party, whether now existing or hereafter incurred (collectively, the "Indebtedness") and the prompt performance of the covenants contained herein and in the Note and the Loan Agreement. The security interest so granted to Secured Party will at all times be a first, valid and continuing security interest in the Collateral, subject to any preceding security interests created under law.

3.       Debtor's Representations, Warranties and Covenants.  Debtor represents, warrants and covenants to Lender as follows:

(a)     Corporate Organization and Good Standing. Debtor is a limited liability company duly organized, validly existing under the laws of Japan, with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as it is now being conducted. Debtor is qualified and in good standing to do business in all jurisdictions where its business or ownership or leasing of property or assets requires such qualification.

(b)     Authority. Debtor has all requisite power and authority to execute and deliver this Agreement and any other documents, agreements and instruments to be executed in connection with the consummation of the transactions contemplated by this Agreement, including the Note (collectively, the "Loan Documents") and to perform its obligations thereunder and to consummate the transactions contemplated thereby. The execution and delivery of each of the Loan Documents by Debtor and the consummation by Debtor of the transactions contemplated thereby have been duly authorized by its board of directors and no other corporate or shareholder proceedings on the part of Debtor are necessary to authorize such Loan Documents or to consummate the transactions contemplated thereby. This Agreement has been, and the other Loan Documents when executed and delivered by Debtor contemplated by this Agreement will be, duly executed and delivered by Debtor and this Agreement is, and the other Loan Documents when executed and delivered by Debtor as contemplated hereby will be, valid and binding obligations of Debtor.

(c)     Capitalization of Debtor. The entire authorized capital stock and other equity securities of Debtor consists of 1,440 shares of common stock, par value 50,000 yen per share, of which 360 shares are currently issued and outstanding. All of the issued and outstanding shares have been duly authorized, are validly issued, were not issued in violation of any preemptive rights, are fully paid and nonassessable, are not subject to preemptive rights, and were issued in compliance with all applicable laws, rules and regulations. There are no subscription rights, options, warrants, convertible securities, or other rights presently outstanding for the purchase or acquisition of capital stock of Debtor or any securities convertible into or exchangeable for capital stock of Debtor. Debtor agrees not to issue additional shares of capital stock of any type, or rights thereto so long as any amounts are due or outstanding under the terms of the Note, except with the prior consent of Secured Party.

(d)     Actions and Proceedings. There is no claim, charge, arbitration, grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now pending or threatened against Debtor, or which involves any of the business, or the properties or assets of Debtor that, if adversely resolved or determined, would have a material adverse effect on Debtor.

(e)     Performance. Debtor will perform and comply with all covenants and conditions on its part to be performed or complied with under this Agreement, or otherwise applicable to it as provided in the Note.

(f)     Ownership and Maintenance of Collateral. Debtor now owns and has good title to the Collateral and will maintain the Collateral free from all liens, claims, attachments, executions, sequestrations and encumbrances except: (i) liens for taxes, assessments and governmental charges not due and payable or which are being contested in good faith by Debtor; and (ii) the security interest created by this Agreement. Debtor will take all actions that are necessary or desirable to keep and maintain the Collateral in good condition.

(g)     Perfection of Security Interest; Further Assurances. Debtor will take such reasonable steps, as and when requested by Secured Party, to perfect and maintain Secured Party's security interest in the Collateral, including, without limitation, executing financing statements and paying the costs of filing same, whenever Secured Party deems such filing appropriate.

(h)     Insurance. Debtor will insure the Collateral with reputable and financially sound insurance companies acceptable to Secured Party, against such casualties and in such amounts as are standard in the industry and commercially reasonable or as Secured Party requires. All insurance policies must be written for the benefit of Debtor and for Secured Party as an additional insured, or in other form satisfactory to Secured Party, and such policies or certificates evidencing the same will be furnished to Secured Party. All policies of insurance must provide for written notice to Secured Party at least 10 days prior to cancellation. Risk of loss or damage is Debtor's to the extent of any deficiency in any effective insurance coverage. Secured Party is appointed Debtor's attorney-in-fact to collect any return or unearned premiums or the proceeds of such insurance and to endorse any draft or check payable to Debtor therefor. Debtor agrees that Secured Party will have a security interest in such policies and the proceeds thereof, and, if any loss should occur, then the proceeds may be applied to the payment of the Indebtedness, as Secured Party may direct. If Debtor fails to maintain any required insurance, to the extent permitted by applicable law Secured Party may (but is not obligated to) purchase single interest insurance coverage for the Collateral which insurance may at Secured Party's option (i) protect only Secured Party and not provide any remuneration or protection for Debtor directly and (ii) provide coverage only after the Indebtedness has been declared due as herein provided.

(i)     No Transfer or Assignment of Collateral. Debtor will take all actions necessary or desirable to keep and maintain the Collateral in good condition, and will not transfer or assign any interest thereto, whether by license, collateral assignment or absolute assignment, without Secured Party's prior written consent, which may be withheld in Secured Party's sole and absolute discretion. Debtor will not modify any patents, patent applications or similar intellectual property rights without Secured Party's prior consent.

(j)     Secured Party's Costs. Debtor will pay all costs necessary to obtain, preserve, perfect, defend, enforce and collect the security interests represented by this Agreement, collect the Indebtedness, and preserve, defend and enforce the Collateral, including but not limited to taxes, assessments, reasonable attorneys' fees and legal expenses, storage costs and expenses of sales. Whether the Collateral is or is not in Secured Party's possession, and without any obligation to do so and without waiving Debtor's default for failure to make any such payment, Secured Party at its option may pay any such costs and expenses or discharge encumbrances on the Collateral, and such payment or payments shall be a part of the Obligation. Debtor agrees to reimburse Secured Party promptly upon demand for any costs so incurred.

(k)     Information and Inspection. Debtor will (i) furnish Secured Party any financial statements of Debtor or reports to Debtor by accountants or others pertaining to Debtor's business and any information with respect to the Collateral promptly upon request by Secured Party; (ii) allow Secured Party to inspect the Collateral, at any time and wherever located, and to inspect and copy, or furnish Secured Party with copies of, all records relating to the Collateral and the Obligation; (iii) furnish Secured Party such information as Secured Party may request to identify general intangibles included in the Collateral, at the time and in the form requested by Secured Party; and (iv) deliver upon request to Secured Party shipping and delivery receipts evidencing the shipment of goods and invoices evidencing the receipt of, and the payment for inventory in Collateral.

(l)     Collateral Records. Debtor at all times will maintain complete and accurate books and records covering the Collateral, and Secured Party is hereby given the right to audit Debtor's books and records relating to the Collateral at any time and from time to time. Debtor will disclose to Secured Party all agreements modifying any patent, general intangible, account, chattel paper or instrument included in the Collateral.

(m)     Change of Name. Without the written consent of Secured Party, Debtor will not change its name.

(n)     Power of Attorney. Debtor hereby appoints Secured Party as Debtor's attorney-in-fact with full power in Debtor's name and behalf to do every act which Debtor is obligated to do or may be required to do under this Agreement; however, nothing in this paragraph shall be construed to obligate Secured Party to take any action hereunder. The power of attorney hereby created is a power coupled with an interest, and shall be irrevocable.

4.     Events of Default; Secured Party's Remedies.

(a)     Events of Default. Any of the following events constitute an event of default ("Event of Default") under this Agreement:

(i)     Debtor fails to pay, when due and payable, any of the Indebtedness and such failure continues for a period of two business days after written notice of such failure to Debtor by Secured Party; or

(ii)     Debtor fails to perform or comply with any non-monetary covenant on its part to be performed or complied with under the Note or this Agreement or any other agreement between Debtor and Lender and any such failure continues for a period of ten days after written notice of such failure is given to Debtor by Secured Party.

(b)     Secured Party's Remedies. Upon the happening of an Event of Default, Secured Party, at its election, may: (i) declare all Indebtedness immediately due; and (ii) exercise any or all rights of a secured party in respect of the Collateral as provided for under applicable law. Secured Party's rights and remedies under this Agreement will be cumulative, and may be exercised singularly or concurrently. Debtor will pay upon demand all costs and expenses incurred by Secured Party in enforcing this Agreement and in realizing upon, or exercising any rights in respect of, the Collateral, including, without limitation, reasonable attorneys' fees. Upon Debtor's failure to perform any of its obligations under this Agreement, Secured Party may, but will not be required to, perform any such obligation; the expense of such performance to be paid by Debtor to Secured Party upon demand and the payment of which will be secured by this Agreement.

(c)     Right of Secured Party to Notify Debtors. At any time following an Event of Default, Secured Party may notify persons obligated on any Collateral to make payments directly to Secured Party and Secured Party may take control of all proceeds of any Collateral. Until Secured Party elects to exercise such rights, Debtor, as agent of Secured Party, will collect and enforce all payments owed on Collateral.

5.     Other Provisions.

(a)     Upon (i) full payment of the Indebtedness (if no Event of Default then exists under this Agreement or the Note) or (ii) the consummation of the transactions contemplated by the Letter of Intent (as defined in the Loan Agreement), Secured Party's security interest in the Collateral will terminate, and Secured Party will execute and deliver to Debtor such documents as may be reasonably required to evidence such termination, including appropriate termination statements.

(b)     No modification, waiver, release, or amendment of any provision of this Agreement will be effected, except pursuant to a writing signed by Debtor and Secured Party.

(c)     No delay or omission by Secured Party in exercising any of Secured Party's rights and remedies under this Agreement will operate as a waiver thereof or of any other right or remedy of Secured Party.

(d)     Other than as expressly provided in the Loan Agreement or by operation of law pursuant to the transactions contemplated in the Letter of Intent (as defined in the Loan Agreement), this Agreement may not be assigned by either party without the consent of the other party. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The terms "Secured Party" and "Debtor", respectively, as used herein, will include any successor in interest of any such party.

(e)     All notices, requests, demands or other communications provided for in this Agreement and the other Documents must be in writing and delivered by registered airmail, return receipt requested or sent by fax with electronic confirmation of receipt to the parties at the following addresses:

If to Secured Party:

Net Master Consultants, Inc.
1177 West Hastings Street, Suite 1818
Vancouver, British Columbia
Canada V6E 2K3
Attention: Nora Coccaro
Phone: (604) 602-1717
Fax: (604) 408-1739

with a copy to:

Powell, Goldstein, Frazer & Murphy LLP
1001 Pennsylvania Avenue, N.W.
Suite 600
Washington, D.C. 20004
Attention: Susan J. Thomas
Phone: (202) 347-0066
Fax: (202) 624-7222

If to Debtor:

Smart Card Technologies Co., Ltd.
WBG Marive West 21F
Nakase 2-6, Mihama-Ku
Chiba-shi, CHIBA 261-7121
Japan
Phone: 043-213-8933
Fax: 043-299-8162

Any notice, request, demand or other communication delivered or sent in the foregoing manner will be deemed given or made (as the case may be) upon the earliest of (i) the date it is actually received or (ii) the fifth business day after the day on which it is properly dispatched for registered airmail service.

(f)     Notwithstanding the place of execution of this Agreement and the business locations of the parties, the parties agree that this Agreement and the rights and obligations of the parties hereunder will be construed and interpreted in accordance with the laws of the State of Delaware, notwithstanding conflicts of laws principles. The parties agree that any appropriate court located in Delaware will have non-exclusive jurisdiction of any case or controversy arising under or in connection with this Agreement and will be a proper forum in which to adjudicate such case or controversy. The parties expressly consent to personal jurisdiction and venue in such courts.

[Signatures on Following Page.]

EXECUTED:

SMART CARD TECHNOLOGIES CO., LTD.

By:	/s/ Nora Coccaro

Nora Coccaro
President

By:	/s/ Katsumi Sato

Katsumi Sato
President

Exhibit C

STOCK PLEDGE AND SECURITY AGREEMENT

           THIS STOCK PLEDGE AND SECURITY AGREEMENT (this "Agreement") is made on November 20, 2000, by KATSUMI SATO ("Pledgor"), in favor of NET MASTER CONSULTANTS, INC., a Texas corporation ("Net Master").

BACKGROUND:

           Net Master has extended a loan to Smart Card Technologies Co., Ltd., a Japanese limited liability company ("Borrower"), in the maximum principal amount of $2,500,000 (the "Loan") pursuant to the terms of a Loan Agreement between Net Master and Borrower (the "Loan Agreement") and as evidenced by a Promissory Note made by Borrower in favor of Lender (the "Note").

           Pledgor is the holder of 20 shares of common stock, par value 50,000 yen per share, of Borrower represented by certificate numbers 100001 to 100002 (the "Shares") and is an officer, director and/or key personnel of Borrower. Pledgor acknowledges that he will be benefited by the Loan to Borrower.

           To secure the due and punctual payment and performance of the obligations and covenants of Borrower under the Note, Pledgor has agreed to pledge and assign to Net Master all of Pledgor's right, title, and interest in and to the Shares together with the other collateral hereinafter described (collectively, the "Stock").

           NOW, THEREFORE, for and in consideration of the premises, the direct benefits to be realized by Pledgor from the Loan, the mutual covenants set forth below, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Pledgor covenants and agrees with Net Master as follows:

STATEMENT OF TERMS:

     1.      Warranty.  Pledgor warrants to Net Master that (a) Pledgor owns the Stock free and clear of all liens, charges, and encumbrances, (b) the Stock is duly issued, fully paid, and non-assessable, that Pledgor has the unencumbered and unrestricted right to pledge the Stock, (c) no consent or approval of any governmental or regulatory authority, or of any securities exchange, which has not been obtained was or is necessary to the validity of this pledge, and (d) the pledge of the Stock pursuant to the terms of this agreement is valid and effective under Japanese law.

     2.      Security Interest.  Pledgor grants, conveys, and pledges to Net Master a security interest in and security title to all of its right, title, and interest in and to the Stock, and has transferred to Net Master, all of its right, title, and interest in and to, the Stock presently held by Pledgor, including liquidation proceeds, as security for (a) all obligations of Pledgor to Net Master hereunder; and (b) payment and performance of the Note and all other payment obligations from Borrower or Pledgor to Net Master whether now existing or hereafter incurred (collectively, the "Obligations"). Pledgor has, on this date, delivered the certificates representing the Shares to Lender's collateral agent (the "Collateral Agent"), endorsed in blank by Pledgor, including Pledgor's seal or chop. Pledgor agrees that at any time and from time to time, at its expense, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary, or that Net Master may reasonably request, in order to perfect and protect the security interest granted hereby or to enable Net Master to exercise and enforce its rights and remedies hereunder with respect to all or any portion of the Stock. Net Master and the Pledgor agree that the stock certificates will be held by the Collateral Agent in escrow until the Obligations are paid in full or deemed paid in full.

     3.      Additional Shares.  In the event that, during the term of this Agreement:

(a)     any stock dividend, stock split, reclassification, readjustment, or other change is declared or made in the capital structure of Borrower, all new, substituted, and additional shares, or other securities, issued by reason of any such change and received by Pledgor or to which Pledgor may be entitled will be immediately transferred to the Collateral Agent by delivery, duly endorsed in blank by Pledgor including Pledgor's seal or chop, and will thereupon constitute Stock under the terms of this Agreement; and

(b)     subscriptions, warrants, or any other rights or options are issued in connection with the Stock, all new stock or other securities acquired through such subscriptions, warrants, rights, or options by Pledgor will be immediately transferred by delivery to the Collateral Agent and will thereupon constitute Stock under the terms of this Agreement.

     4.      Default.  Upon the occurrence of a default under the Note or a default by Pledgor under this Agreement or of the Obligations, Net Master will have the right to (i) instruct the Collateral Agent to transfer all or any portion of the Stock into the name of Net Master in which case Net Master will be deemed to have received the Current Value Price (as defined below) for the Stock, or (ii) subject to applicable securities law, transfer, sell, or otherwise dispose of the Stock at a public or private sale or make other commercially reasonable disposition of the Stock or any portion thereof after five (5) days notice to Pledgor. The Current Value Price or proceeds of the public or private sale or other disposition, as applicable, will be applied to the costs incurred in connection with the sale, and to the Obligations, in such order as Net Master may determine, and any remaining proceeds will be returned to Pledgor. In the event the Current Value Price of any portion of the Stock transferred into the name of Net Master or the proceeds of the sale or other disposition of the Stock, if any, are insufficient to pay such expenses, interest, principal of the Obligations, and damages, Pledgor will remain liable to Net Master under the Note for any such deficiency.  For purposes of this Agreement, Current Value Price is (i) if the Shares are trading, the average per share closing bid price on the Shares over the two week period immediately preceding the date of which the default occurred, or (ii) if the Shares are not trading, the per share value as of the date the default occurred as such value as determined by an independent accounting firm selected by Net Master or by the Board of Directors of Net Master.

     5.      Additional Rights of Secured Party.  In addition to its rights and privileges under this Agreement, Net Master will have all the rights, powers, and privileges of secured parties under applicable law. All rights of Net Master are cumulative and not exclusive.

     6.      Pledgor's Obligations Absolute.  The obligations of Pledgor under this Agreement are direct and immediate and not conditional or contingent upon the pursuit of any remedies against any other person, nor against other security or liens or encumbrances available to Net Master or any of its successors, assigns, or agents.

     7.      Voting Rights.

(a)     So long as a default by Pledgor has not occurred under the Loan Agreement or under this Agreement, Pledgor will be entitled to exercise all voting rights and all other rights of the Stock.

(b)     Upon the occurrence of a default by Pledgor under the Loan Agreement or under this Agreement, and during the continuance thereof, and for so long as any of the Obligations remain unpaid, (i) Net Master may, upon one (1) day prior written notice to Pledgor of its intention to do so, exercise all voting rights and all other rights of the Stock, but under no circumstances is Net Master obligated by the terms of this Agreement to exercise such rights, and (ii) Pledgor hereby appoints Net Master Pledgor's true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote the Stock in any manner Net Master deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders.  The power of attorney granted hereby is coupled with an interest and is irrevocable for so long as any of the Obligations remain unpaid.

(c)     For so long as Pledgor has the right to vote the Stock, Pledgor covenants and agrees that it will not, without the prior written consent of Net Master, vote or take any consensual action with respect to the Stock which would constitute a breach of this Agreement or a default under the Note.

     8.      Termination. This Agreement, and the security interest hereunder granted to Net Master in the Stock, will terminate on the date on which all of the Obligations have been fully satisfied or upon the consummation of the transactions contemplated by the Letter of Intent (as defined in the Loan Agreement). Thereafter, Net Master will deliver a termination of this Agreement to Pledgor, and will instruct the Collateral Agent to return the certificates evidencing the Shares to Pledgor, unless and except to the extent the Stock has been transferred to the name of Net Master, liquidated or otherwise disposed of pursuant to this Agreement.

     9.      Security Agreement. This Agreement constitutes a security agreement under the applicable law of the State of Delaware.

     10.      General.

(a)     Time is of the essence of this Agreement.  No waiver by Net Master of any power or right hereunder or of any breach or default by Pledgor hereunder will be binding upon Net Master unless in writing signed by Net Master. No failure or delay by Net Master to exercise any power or right hereunder or binding waiver of any default hereunder will operate as a waiver of any other or further exercise of such power or any other breach or default.  This Agreement, together with all documents referred to herein, constitutes the entire agreement between Pledgor and Net Master and may not be modified except by a writing executed by Net Master and delivered by Net Master to Pledgor.

(b)     If any paragraph or part hereof is for any reason held or adjudged to be invalid, illegal, or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated invalid, illegal, or unenforceable will be deemed separate, distinct, and independent, and the remainder of this Agreement will remain in full force and effect and will not be affected by such holding or adjudication.

(c)     All representations and warranties made and given herein by Pledgor will survive the execution and delivery of this Agreement and will remain in full force and effect until such time as this Agreement terminates as provided in Section 8 hereof.

(d)     Other than as expressly provided in the Loan Agreement or by operation of law pursuant to the transactions contemplated in the Letter of Intent (as defined in the Loan Agreement), this Agreement may not be assigned by either party without the consent of the other party. Pledgor consents to the assignment of this Agreement from Net Master to Elysio Capital Corp. The rights and obligations of the parties hereunder will inure to the benefit of and bind their respective heirs, executors, administrators, legal representatives, successors, and assigns.

(e)     Notwithstanding the place of execution of this Agreement and the business locations of the parties, the parties agree that this Agreement and the rights and obligations of the parties hereunder will be construed and interpreted in accordance with the laws of the State of Delaware, notwithstanding conflicts of laws principles. The parties agree that any appropriate court located in Delaware will have non-exclusive jurisdiction of any case or controversy arising under or in connection with this Agreement and will be a proper forum in which to adjudicate such case or controversy. The parties expressly consent to personal jurisdiction and venue in such courts.

(f)     All notices, requests, demands or other communications provided for in this Agreement must be in writing and delivered by registered airmail, return receipt requested or sent by fax with electronic confirmation of receipt to the parties at the following addresses:

If to Net Master:

Net Master Consultants, Inc.
1177 West Hastings Street, Suite 1818
Vancouver, British Columbia
Canada V6E 2K3
Attention: Nora Coccaro
Phone: (604) 602-1717
Fax: (604) 408-1739

with a copy to:

Powell, Goldstein, Frazer & Murphy LLP
1001 Pennsylvania Avenue, N.W.
Suite 600
Washington, D.C. 20004
Attention: Susan J. Thomas
Phone: (202) 347-0066
Fax: (202) 624-7222

If to Pledgor:

Katsumi Sato
3-8-3 Kitakata,
Ichikaway, Chiba-ken

           Any notice, request, demand or other communication delivered or sent in the foregoing manner will be deemed given or made (as the case may be) upon the earliest of (i) the date it is actually received or (ii) the fifth business day after the day on which it is properly dispatched for registered airmail service.

(g)     Captions are for reference only and in no way limit the terms of this Agreement.

(h)     All references herein to any document, instrument, or agreement will be deemed to refer to such document, instrument, or agreement as the same may be amended, modified, restated, supplemented, or replaced from time to time.

EXECUTED:

NET MASTER:

NET MASTER CONSULTANTS, INC.

By:	/s/ Nora Coccaro

Nora Coccaro
President

PLEDGOR:

By:	/s/ Katsumi Sato

Katsumi Sato
President

STOCK PLEDGE AND SECURITY AGREEMENT

           THIS STOCK PLEDGE AND SECURITY AGREEMENT (this "Agreement") is made on November 20, 2000, by SHINICHIRO YAMADA ("Pledgor"), in favor of NET MASTER CONSULTANTS, INC., a Texas corporation ("Net Master").

BACKGROUND:

           Net Master has extended a loan to Smart Card Technologies Co., Ltd., a Japanese limited liability company ("Borrower"), in the maximum principal amount of $2,500,000 (the "Loan") pursuant to the terms of a Loan Agreement between Net Master and Borrower (the "Loan Agreement") and as evidenced by a Promissory Note made by Borrower in favor of Lender (the "Note").

           Pledgor is the holder of 120 shares of common stock, par value 50,000 yen per share, of Borrower represented by certificate numbers 100003 to 100004 and 500002 (the "Shares") and is an officer, director and/or key personnel of Borrower. Pledgor acknowledges that he will be benefited by the Loan to Borrower.

           To secure the due and punctual payment and performance of the obligations and covenants of Borrower under the Note, Pledgor has agreed to pledge and assign to Net Master all of Pledgor's right, title, and interest in and to the Shares together with the other collateral hereinafter described (collectively, the "Stock").

           NOW, THEREFORE, for and in consideration of the premises, the direct benefits to be realized by Pledgor from the Loan, the mutual covenants set forth below, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Pledgor covenants and agrees with Net Master as follows:

STATEMENT OF TERMS:

     1.      Warranty.  Pledgor warrants to Net Master that (a) Pledgor owns the Stock free and clear of all liens, charges, and encumbrances, (b) the Stock is duly issued, fully paid, and non-assessable, that Pledgor has the unencumbered and unrestricted right to pledge the Stock, (c) no consent or approval of any governmental or regulatory authority, or of any securities exchange, which has not been obtained was or is necessary to the validity of this pledge, and (d) the pledge of the Stock pursuant to the terms of this agreement is valid and effective under Japanese law.

     2.      Security Interest.  Pledgor grants, conveys, and pledges to Net Master a security interest in and security title to all of its right, title, and interest in and to the Stock, and has transferred to Net Master, all of its right, title, and interest in and to, the Stock presently held by Pledgor, including liquidation proceeds, as security for (a) all obligations of Pledgor to Net Master hereunder; and (b) payment and performance of the Note and all other payment obligations from Borrower or Pledgor to Net Master whether now existing or hereafter incurred (collectively, the "Obligations"). Pledgor has, on this date, delivered the certificates representing the Shares to Lender's collateral agent (the "Collateral Agent"), endorsed in blank by Pledgor, including Pledgor's seal or chop. Pledgor agrees that at any time and from time to time, at its expense, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary, or that Net Master may reasonably request, in order to perfect and protect the security interest granted hereby or to enable Net Master to exercise and enforce its rights and remedies hereunder with respect to all or any portion of the Stock. Net Master and the Pledgor agree that the stock certificates will be held by the Collateral Agent in escrow until the Obligations are paid in full or deemed paid in full.

     3.      Additional Shares.  In the event that, during the term of this Agreement:

(a)     any stock dividend, stock split, reclassification, readjustment, or other change is declared or made in the capital structure of Borrower, all new, substituted, and additional shares, or other securities, issued by reason of any such change and received by Pledgor or to which Pledgor may be entitled will be immediately transferred to the Collateral Agent by delivery, duly endorsed in blank by Pledgor including Pledgor's seal or chop, and will thereupon constitute Stock under the terms of this Agreement; and

(b)     subscriptions, warrants, or any other rights or options are issued in connection with the Stock, all new stock or other securities acquired through such subscriptions, warrants, rights, or options by Pledgor will be immediately transferred by delivery to the Collateral Agent and will thereupon constitute Stock under the terms of this Agreement.

     4.      Default.  Upon the occurrence of a default under the Note or a default by Pledgor under this Agreement or of the Obligations, Net Master will have the right to (i) instruct the Collateral Agent to transfer all or any portion of the Stock into the name of Net Master in which case Net Master will be deemed to have received the Current Value Price (as defined below) for the Stock, or (ii) subject to applicable securities law, transfer, sell, or otherwise dispose of the Stock at a public or private sale or make other commercially reasonable disposition of the Stock or any portion thereof after five (5) days notice to Pledgor. The Current Value Price or proceeds of the public or private sale or other disposition, as applicable, will be applied to the costs incurred in connection with the sale, and to the Obligations, in such order as Net Master may determine, and any remaining proceeds will be returned to Pledgor. In the event the Current Value Price of any portion of the Stock transferred into the name of Net Master or the proceeds of the sale or other disposition of the Stock, if any, are insufficient to pay such expenses, interest, principal of the Obligations, and damages, Pledgor will remain liable to Net Master under the Note for any such deficiency.  For purposes of this Agreement, Current Value Price is (i) if the Shares are trading, the average per share closing bid price on the Shares over the two week period immediately preceding the date of which the default occurred, or (ii) if the Shares are not trading, the per share value as of the date the default occurred as such value as determined by an independent accounting firm selected by Net Master or by the Board of Directors of Net Master.

     5.      Additional Rights of Secured Party.  In addition to its rights and privileges under this Agreement, Net Master will have all the rights, powers, and privileges of secured parties under applicable law. All rights of Net Master are cumulative and not exclusive.

     6.      Pledgor's Obligations Absolute.  The obligations of Pledgor under this Agreement are direct and immediate and not conditional or contingent upon the pursuit of any remedies against any other person, nor against other security or liens or encumbrances available to Net Master or any of its successors, assigns, or agents.

     7.      Voting Rights.

(a)     So long as a default by Pledgor has not occurred under the Loan Agreement or under this Agreement, Pledgor will be entitled to exercise all voting rights and all other rights of the Stock.

(b)     Upon the occurrence of a default by Pledgor under the Loan Agreement or under this Agreement, and during the continuance thereof, and for so long as any of the Obligations remain unpaid, (i) Net Master may, upon one (1) day prior written notice to Pledgor of its intention to do so, exercise all voting rights and all other rights of the Stock, but under no circumstances is Net Master obligated by the terms of this Agreement to exercise such rights, and (ii) Pledgor hereby appoints Net Master Pledgor's true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote the Stock in any manner Net Master deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders.  The power of attorney granted hereby is coupled with an interest and is irrevocable for so long as any of the Obligations remain unpaid.

(c)     For so long as Pledgor has the right to vote the Stock, Pledgor covenants and agrees that it will not, without the prior written consent of Net Master, vote or take any consensual action with respect to the Stock which would constitute a breach of this Agreement or a default under the Note.

     8.      Termination. This Agreement, and the security interest hereunder granted to Net Master in the Stock, will terminate on the date on which all of the Obligations have been fully satisfied or upon the consummation of the transactions contemplated by the Letter of Intent (as defined in the Loan Agreement). Thereafter, Net Master will deliver a termination of this Agreement to Pledgor, and will instruct the Collateral Agent to return the certificates evidencing the Shares to Pledgor, unless and except to the extent the Stock has been transferred to the name of Net Master, liquidated or otherwise disposed of pursuant to this Agreement.

     9.      Security Agreement. This Agreement constitutes a security agreement under the applicable law of the State of Delaware.

     10.      General.

(a)     Time is of the essence of this Agreement.  No waiver by Net Master of any power or right hereunder or of any breach or default by Pledgor hereunder will be binding upon Net Master unless in writing signed by Net Master. No failure or delay by Net Master to exercise any power or right hereunder or binding waiver of any default hereunder will operate as a waiver of any other or further exercise of such power or any other breach or default.  This Agreement, together with all documents referred to herein, constitutes the entire agreement between Pledgor and Net Master and may not be modified except by a writing executed by Net Master and delivered by Net Master to Pledgor.

(b)     If any paragraph or part hereof is for any reason held or adjudged to be invalid, illegal, or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated invalid, illegal, or unenforceable will be deemed separate, distinct, and independent, and the remainder of this Agreement will remain in full force and effect and will not be affected by such holding or adjudication.

(c)     All representations and warranties made and given herein by Pledgor will survive the execution and delivery of this Agreement and will remain in full force and effect until such time as this Agreement terminates as provided in Section 8 hereof.

(d)     Other than as expressly provided in the Loan Agreement or by operation of law pursuant to the transactions contemplated in the Letter of Intent (as defined in the Loan Agreement), this Agreement may not be assigned by either party without the consent of the other party. Pledgor consents to the assignment of this Agreement from Net Master to Elysio Capital Corp. The rights and obligations of the parties hereunder will inure to the benefit of and bind their respective heirs, executors, administrators, legal representatives, successors, and assigns.

(e)     Notwithstanding the place of execution of this Agreement and the business locations of the parties, the parties agree that this Agreement and the rights and obligations of the parties hereunder will be construed and interpreted in accordance with the laws of the State of Delaware, notwithstanding conflicts of laws principles. The parties agree that any appropriate court located in Delaware will have non-exclusive jurisdiction of any case or controversy arising under or in connection with this Agreement and will be a proper forum in which to adjudicate such case or controversy. The parties expressly consent to personal jurisdiction and venue in such courts.

(f)     All notices, requests, demands or other communications provided for in this Agreement must be in writing and delivered by registered airmail, return receipt requested or sent by fax with electronic confirmation of receipt to the parties at the following addresses:

If to Net Master:

Net Master Consultants, Inc.
1177 West Hastings Street, Suite 1818
Vancouver, British Columbia
Canada V6E 2K3
Attention: Nora Coccaro
Phone: (604) 602-1717
Fax: (604) 408-1739

with a copy to:

Powell, Goldstein, Frazer & Murphy LLP
1001 Pennsylvania Avenue, N.W.
Suite 600
Washington, D.C. 20004
Attention: Susan J. Thomas
Phone: (202) 347-0066
Fax: (202) 624-7222

If to Pledgor:

Shinishiro Yamada
3-8-3 Kitakata,
Ichikawa, Chiba-ken

           Any notice, request, demand or other communication delivered or sent in the foregoing manner will be deemed given or made (as the case may be) upon the earliest of (i) the date it is actually received or (ii) the fifth business day after the day on which it is properly dispatched for registered airmail service.

(g)     Captions are for reference only and in no way limit the terms of this Agreement.

(h)     All references herein to any document, instrument, or agreement will be deemed to refer to such document, instrument, or agreement as the same may be amended, modified, restated, supplemented, or replaced from time to time.

EXECUTED:

NET MASTER:

NET MASTER CONSULTANTS, INC.

By:	/s/ Nora Coccaro

Nora Coccaro
President

PLEDGOR:

By:	/s/ Shinichiro Yamada

Shinichiro Yamada
President

STOCK PLEDGE AND SECURITY AGREEMENT

           THIS STOCK PLEDGE AND SECURITY AGREEMENT (this "Agreement") is made on November 20, 2000, by KINIOKI ICHIOKA ("Pledgor"), in favor of NET MASTER CONSULTANTS, INC., a Texas corporation ("Net Master").

BACKGROUND:

           Net Master has extended a loan to Smart Card Technologies Co., Ltd., a Japanese limited liability company ("Borrower"), in the maximum principal amount of $2,500,000 (the "Loan") pursuant to the terms of a Loan Agreement between Net Master and Borrower (the "Loan Agreement") and as evidenced by a Promissory Note made by Borrower in favor of Lender (the "Note").

           Pledgor is the holder of 120 shares of common stock, par value 50,000 yen per share, of Borrower represented by certificate numbers 100005 and 100006 (the "Shares") and is an officer, director and/or key personnel of Borrower. Pledgor acknowledges that he will be benefited by the Loan to Borrower.

           To secure the due and punctual payment and performance of the obligations and covenants of Borrower under the Note, Pledgor has agreed to pledge and assign to Net Master all of Pledgor's right, title, and interest in and to the Shares together with the other collateral hereinafter described (collectively, the "Stock").

           NOW, THEREFORE, for and in consideration of the premises, the direct benefits to be realized by Pledgor from the Loan, the mutual covenants set forth below, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Pledgor covenants and agrees with Net Master as follows:

STATEMENT OF TERMS:

     1.      Warranty.  Pledgor warrants to Net Master that (a) Pledgor owns the Stock free and clear of all liens, charges, and encumbrances, (b) the Stock is duly issued, fully paid, and non-assessable, that Pledgor has the unencumbered and unrestricted right to pledge the Stock, (c) no consent or approval of any governmental or regulatory authority, or of any securities exchange, which has not been obtained was or is necessary to the validity of this pledge, and (d) the pledge of the Stock pursuant to the terms of this agreement is valid and effective under Japanese law.

     2.      Security Interest.  Pledgor grants, conveys, and pledges to Net Master a security interest in and security title to all of its right, title, and interest in and to the Stock, and has transferred to Net Master, all of its right, title, and interest in and to, the Stock presently held by Pledgor, including liquidation proceeds, as security for (a) all obligations of Pledgor to Net Master hereunder; and (b) payment and performance of the Note and all other payment obligations from Borrower or Pledgor to Net Master whether now existing or hereafter incurred (collectively, the "Obligations"). Pledgor has, on this date, delivered the certificates representing the Shares to Lender's collateral agent (the "Collateral Agent"), endorsed in blank by Pledgor, including Pledgor's seal or chop. Pledgor agrees that at any time and from time to time, at its expense, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary, or that Net Master may reasonably request, in order to perfect and protect the security interest granted hereby or to enable Net Master to exercise and enforce its rights and remedies hereunder with respect to all or any portion of the Stock. Net Master and the Pledgor agree that the stock certificates will be held by the Collateral Agent in escrow until the Obligations are paid in full or deemed paid in full.

     3.      Additional Shares.  In the event that, during the term of this Agreement:

(a)     any stock dividend, stock split, reclassification, readjustment, or other change is declared or made in the capital structure of Borrower, all new, substituted, and additional shares, or other securities, issued by reason of any such change and received by Pledgor or to which Pledgor may be entitled will be immediately transferred to the Collateral Agent by delivery, duly endorsed in blank by Pledgor including Pledgor's seal or chop, and will thereupon constitute Stock under the terms of this Agreement; and

(b)     subscriptions, warrants, or any other rights or options are issued in connection with the Stock, all new stock or other securities acquired through such subscriptions, warrants, rights, or options by Pledgor will be immediately transferred by delivery to the Collateral Agent and will thereupon constitute Stock under the terms of this Agreement.

     4.      Default.  Upon the occurrence of a default under the Note or a default by Pledgor under this Agreement or of the Obligations, Net Master will have the right to (i) instruct the Collateral Agent to transfer all or any portion of the Stock into the name of Net Master in which case Net Master will be deemed to have received the Current Value Price (as defined below) for the Stock, or (ii) subject to applicable securities law, transfer, sell, or otherwise dispose of the Stock at a public or private sale or make other commercially reasonable disposition of the Stock or any portion thereof after five (5) days notice to Pledgor. The Current Value Price or proceeds of the public or private sale or other disposition, as applicable, will be applied to the costs incurred in connection with the sale, and to the Obligations, in such order as Net Master may determine, and any remaining proceeds will be returned to Pledgor. In the event the Current Value Price of any portion of the Stock transferred into the name of Net Master or the proceeds of the sale or other disposition of the Stock, if any, are insufficient to pay such expenses, interest, principal of the Obligations, and damages, Pledgor will remain liable to Net Master under the Note for any such deficiency.  For purposes of this Agreement, Current Value Price is (i) if the Shares are trading, the average per share closing bid price on the Shares over the two week period immediately preceding the date of which the default occurred, or (ii) if the Shares are not trading, the per share value as of the date the default occurred as such value as determined by an independent accounting firm selected by Net Master or by the Board of Directors of Net Master.

     5.      Additional Rights of Secured Party.  In addition to its rights and privileges under this Agreement, Net Master will have all the rights, powers, and privileges of secured parties under applicable law. All rights of Net Master are cumulative and not exclusive.

     6.      Pledgor's Obligations Absolute.  The obligations of Pledgor under this Agreement are direct and immediate and not conditional or contingent upon the pursuit of any remedies against any other person, nor against other security or liens or encumbrances available to Net Master or any of its successors, assigns, or agents.

     7.      Voting Rights.

(a)     So long as a default by Pledgor has not occurred under the Loan Agreement or under this Agreement, Pledgor will be entitled to exercise all voting rights and all other rights of the Stock.

(b)     Upon the occurrence of a default by Pledgor under the Loan Agreement or under this Agreement, and during the continuance thereof, and for so long as any of the Obligations remain unpaid, (i) Net Master may, upon one (1) day prior written notice to Pledgor of its intention to do so, exercise all voting rights and all other rights of the Stock, but under no circumstances is Net Master obligated by the terms of this Agreement to exercise such rights, and (ii) Pledgor hereby appoints Net Master Pledgor's true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote the Stock in any manner Net Master deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders.  The power of attorney granted hereby is coupled with an interest and is irrevocable for so long as any of the Obligations remain unpaid.

(c)     For so long as Pledgor has the right to vote the Stock, Pledgor covenants and agrees that it will not, without the prior written consent of Net Master, vote or take any consensual action with respect to the Stock which would constitute a breach of this Agreement or a default under the Note.

     8.      Termination. This Agreement, and the security interest hereunder granted to Net Master in the Stock, will terminate on the date on which all of the Obligations have been fully satisfied or upon the consummation of the transactions contemplated by the Letter of Intent (as defined in the Loan Agreement). Thereafter, Net Master will deliver a termination of this Agreement to Pledgor, and will instruct the Collateral Agent to return the certificates evidencing the Shares to Pledgor, unless and except to the extent the Stock has been transferred to the name of Net Master, liquidated or otherwise disposed of pursuant to this Agreement.

     9.      Security Agreement. This Agreement constitutes a security agreement under the applicable law of the State of Delaware.

     10.      General.

(a)     Time is of the essence of this Agreement.  No waiver by Net Master of any power or right hereunder or of any breach or default by Pledgor hereunder will be binding upon Net Master unless in writing signed by Net Master. No failure or delay by Net Master to exercise any power or right hereunder or binding waiver of any default hereunder will operate as a waiver of any other or further exercise of such power or any other breach or default.  This Agreement, together with all documents referred to herein, constitutes the entire agreement between Pledgor and Net Master and may not be modified except by a writing executed by Net Master and delivered by Net Master to Pledgor.

(b)     If any paragraph or part hereof is for any reason held or adjudged to be invalid, illegal, or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated invalid, illegal, or unenforceable will be deemed separate, distinct, and independent, and the remainder of this Agreement will remain in full force and effect and will not be affected by such holding or adjudication.

(c)     All representations and warranties made and given herein by Pledgor will survive the execution and delivery of this Agreement and will remain in full force and effect until such time as this Agreement terminates as provided in Section 8 hereof.

(d)     Other than as expressly provided in the Loan Agreement or by operation of law pursuant to the transactions contemplated in the Letter of Intent (as defined in the Loan Agreement), this Agreement may not be assigned by either party without the consent of the other party. Pledgor consents to the assignment of this Agreement from Net Master to Elysio Capital Corp. The rights and obligations of the parties hereunder will inure to the benefit of and bind their respective heirs, executors, administrators, legal representatives, successors, and assigns.

(e)     Notwithstanding the place of execution of this Agreement and the business locations of the parties, the parties agree that this Agreement and the rights and obligations of the parties hereunder will be construed and interpreted in accordance with the laws of the State of Delaware, notwithstanding conflicts of laws principles. The parties agree that any appropriate court located in Delaware will have non-exclusive jurisdiction of any case or controversy arising under or in connection with this Agreement and will be a proper forum in which to adjudicate such case or controversy. The parties expressly consent to personal jurisdiction and venue in such courts.

(f)     All notices, requests, demands or other communications provided for in this Agreement must be in writing and delivered by registered airmail, return receipt requested or sent by fax with electronic confirmation of receipt to the parties at the following addresses:

If to Net Master:

Net Master Consultants, Inc.
1177 West Hastings Street, Suite 1818
Vancouver, British Columbia
Canada V6E 2K3
Attention: Nora Coccaro
Phone: (604) 602-1717
Fax: (604) 408-1739

with a copy to:

Powell, Goldstein, Frazer & Murphy LLP
1001 Pennsylvania Avenue, N.W.
Suite 600
Washington, D.C. 20004
Attention: Susan J. Thomas
Phone: (202) 347-0066
Fax: (202) 624-7222

If to Pledgor:

Kinioki Ichioka
1-52 Yagi
Kanazawa, Ishikaway-ken

           Any notice, request, demand or other communication delivered or sent in the foregoing manner will be deemed given or made (as the case may be) upon the earliest of (i) the date it is actually received or (ii) the fifth business day after the day on which it is properly dispatched for registered airmail service.

(g)     Captions are for reference only and in no way limit the terms of this Agreement.

(h)     All references herein to any document, instrument, or agreement will be deemed to refer to such document, instrument, or agreement as the same may be amended, modified, restated, supplemented, or replaced from time to time.

EXECUTED:

NET MASTER:

NET MASTER CONSULTANTS, INC.

By:	/s/ Nora Coccaro

Nora Coccaro
President

PLEDGOR:

By:	/s/ Kinioki Ichioka

Kinioki Ichioka
President

STOCK PLEDGE AND SECURITY AGREEMENT

           THIS STOCK PLEDGE AND SECURITY AGREEMENT (this "Agreement") is made on November 20, 2000, by REXTON K.K. ("Pledgor"), in favor of NET MASTER CONSULTANTS, INC., a Texas corporation ("Net Master").

BACKGROUND:

           Net Master has extended a loan to Smart Card Technologies Co., Ltd., a Japanese limited liability company ("Borrower"), in the maximum principal amount of $2,500,000 (the "Loan") pursuant to the terms of a Loan Agreement between Net Master and Borrower (the "Loan Agreement") and as evidenced by a Promissory Note made by Borrower in favor of Lender (the "Note").

           Pledgor is the holder of 120 shares of common stock, par value 50,000 yen per share, of Borrower represented by certificate numbers 500001 and 500004 to 500013 (the "Shares") and is an officer, director and/or key personnel of Borrower. Pledgor acknowledges that he will be benefited by the Loan to Borrower.

           To secure the due and punctual payment and performance of the obligations and covenants of Borrower under the Note, Pledgor has agreed to pledge and assign to Net Master all of Pledgor's right, title, and interest in and to the Shares together with the other collateral hereinafter described (collectively, the "Stock").

           NOW, THEREFORE, for and in consideration of the premises, the direct benefits to be realized by Pledgor from the Loan, the mutual covenants set forth below, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Pledgor covenants and agrees with Net Master as follows:

STATEMENT OF TERMS:

     1.      Warranty.  Pledgor warrants to Net Master that (a) Pledgor owns the Stock free and clear of all liens, charges, and encumbrances, (b) the Stock is duly issued, fully paid, and non-assessable, that Pledgor has the unencumbered and unrestricted right to pledge the Stock, (c) no consent or approval of any governmental or regulatory authority, or of any securities exchange, which has not been obtained was or is necessary to the validity of this pledge, and (d) the pledge of the Stock pursuant to the terms of this agreement is valid and effective under Japanese law.

     2.      Security Interest.  Pledgor grants, conveys, and pledges to Net Master a security interest in and security title to all of its right, title, and interest in and to the Stock, and has transferred to Net Master, all of its right, title, and interest in and to, the Stock presently held by Pledgor, including liquidation proceeds, as security for (a) all obligations of Pledgor to Net Master hereunder; and (b) payment and performance of the Note and all other payment obligations from Borrower or Pledgor to Net Master whether now existing or hereafter incurred (collectively, the "Obligations"). Pledgor has, on this date, delivered the certificates representing the Shares to Lender's collateral agent (the "Collateral Agent"), endorsed in blank by Pledgor, including Pledgor's seal or chop. Pledgor agrees that at any time and from time to time, at its expense, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary, or that Net Master may reasonably request, in order to perfect and protect the security interest granted hereby or to enable Net Master to exercise and enforce its rights and remedies hereunder with respect to all or any portion of the Stock. Net Master and the Pledgor agree that the stock certificates will be held by the Collateral Agent in escrow until the Obligations are paid in full or deemed paid in full.

     3.      Additional Shares.  In the event that, during the term of this Agreement:

(a)     any stock dividend, stock split, reclassification, readjustment, or other change is declared or made in the capital structure of Borrower, all new, substituted, and additional shares, or other securities, issued by reason of any such change and received by Pledgor or to which Pledgor may be entitled will be immediately transferred to the Collateral Agent by delivery, duly endorsed in blank by Pledgor including Pledgor's seal or chop, and will thereupon constitute Stock under the terms of this Agreement; and

(b)     subscriptions, warrants, or any other rights or options are issued in connection with the Stock, all new stock or other securities acquired through such subscriptions, warrants, rights, or options by Pledgor will be immediately transferred by delivery to the Collateral Agent and will thereupon constitute Stock under the terms of this Agreement.

     4.      Default.  Upon the occurrence of a default under the Note or a default by Pledgor under this Agreement or of the Obligations, Net Master will have the right to (i) instruct the Collateral Agent to transfer all or any portion of the Stock into the name of Net Master in which case Net Master will be deemed to have received the Current Value Price (as defined below) for the Stock, or (ii) subject to applicable securities law, transfer, sell, or otherwise dispose of the Stock at a public or private sale or make other commercially reasonable disposition of the Stock or any portion thereof after five (5) days notice to Pledgor. The Current Value Price or proceeds of the public or private sale or other disposition, as applicable, will be applied to the costs incurred in connection with the sale, and to the Obligations, in such order as Net Master may determine, and any remaining proceeds will be returned to Pledgor. In the event the Current Value Price of any portion of the Stock transferred into the name of Net Master or the proceeds of the sale or other disposition of the Stock, if any, are insufficient to pay such expenses, interest, principal of the Obligations, and damages, Pledgor will remain liable to Net Master under the Note for any such deficiency.  For purposes of this Agreement, Current Value Price is (i) if the Shares are trading, the average per share closing bid price on the Shares over the two week period immediately preceding the date of which the default occurred, or (ii) if the Shares are not trading, the per share value as of the date the default occurred as such value as determined by an independent accounting firm selected by Net Master or by the Board of Directors of Net Master.

     5.      Additional Rights of Secured Party.  In addition to its rights and privileges under this Agreement, Net Master will have all the rights, powers, and privileges of secured parties under applicable law. All rights of Net Master are cumulative and not exclusive.

     6.      Pledgor's Obligations Absolute.  The obligations of Pledgor under this Agreement are direct and immediate and not conditional or contingent upon the pursuit of any remedies against any other person, nor against other security or liens or encumbrances available to Net Master or any of its successors, assigns, or agents.

     7.      Voting Rights.

(a)     So long as a default by Pledgor has not occurred under the Loan Agreement or under this Agreement, Pledgor will be entitled to exercise all voting rights and all other rights of the Stock.

(b)     Upon the occurrence of a default by Pledgor under the Loan Agreement or under this Agreement, and during the continuance thereof, and for so long as any of the Obligations remain unpaid, (i) Net Master may, upon one (1) day prior written notice to Pledgor of its intention to do so, exercise all voting rights and all other rights of the Stock, but under no circumstances is Net Master obligated by the terms of this Agreement to exercise such rights, and (ii) Pledgor hereby appoints Net Master Pledgor's true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote the Stock in any manner Net Master deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders.  The power of attorney granted hereby is coupled with an interest and is irrevocable for so long as any of the Obligations remain unpaid.

(c)     For so long as Pledgor has the right to vote the Stock, Pledgor covenants and agrees that it will not, without the prior written consent of Net Master, vote or take any consensual action with respect to the Stock which would constitute a breach of this Agreement or a default under the Note.

     8.      Termination. This Agreement, and the security interest hereunder granted to Net Master in the Stock, will terminate on the date on which all of the Obligations have been fully satisfied or upon the consummation of the transactions contemplated by the Letter of Intent (as defined in the Loan Agreement). Thereafter, Net Master will deliver a termination of this Agreement to Pledgor, and will instruct the Collateral Agent to return the certificates evidencing the Shares to Pledgor, unless and except to the extent the Stock has been transferred to the name of Net Master, liquidated or otherwise disposed of pursuant to this Agreement.

     9.      Security Agreement. This Agreement constitutes a security agreement under the applicable law of the State of Delaware.

     10.      General.

(a)     Time is of the essence of this Agreement.  No waiver by Net Master of any power or right hereunder or of any breach or default by Pledgor hereunder will be binding upon Net Master unless in writing signed by Net Master. No failure or delay by Net Master to exercise any power or right hereunder or binding waiver of any default hereunder will operate as a waiver of any other or further exercise of such power or any other breach or default.  This Agreement, together with all documents referred to herein, constitutes the entire agreement between Pledgor and Net Master and may not be modified except by a writing executed by Net Master and delivered by Net Master to Pledgor.

(b)     If any paragraph or part hereof is for any reason held or adjudged to be invalid, illegal, or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated invalid, illegal, or unenforceable will be deemed separate, distinct, and independent, and the remainder of this Agreement will remain in full force and effect and will not be affected by such holding or adjudication.

(c)     All representations and warranties made and given herein by Pledgor will survive the execution and delivery of this Agreement and will remain in full force and effect until such time as this Agreement terminates as provided in Section 8 hereof.

(d)     Other than as expressly provided in the Loan Agreement or by operation of law pursuant to the transactions contemplated in the Letter of Intent (as defined in the Loan Agreement), this Agreement may not be assigned by either party without the consent of the other party. Pledgor consents to the assignment of this Agreement from Net Master to Elysio Capital Corp. The rights and obligations of the parties hereunder will inure to the benefit of and bind their respective heirs, executors, administrators, legal representatives, successors, and assigns.

(e)     Notwithstanding the place of execution of this Agreement and the business locations of the parties, the parties agree that this Agreement and the rights and obligations of the parties hereunder will be construed and interpreted in accordance with the laws of the State of Delaware, notwithstanding conflicts of laws principles. The parties agree that any appropriate court located in Delaware will have non-exclusive jurisdiction of any case or controversy arising under or in connection with this Agreement and will be a proper forum in which to adjudicate such case or controversy. The parties expressly consent to personal jurisdiction and venue in such courts.

(f)     All notices, requests, demands or other communications provided for in this Agreement must be in writing and delivered by registered airmail, return receipt requested or sent by fax with electronic confirmation of receipt to the parties at the following addresses:

If to Net Master:

Net Master Consultants, Inc.
1177 West Hastings Street, Suite 1818
Vancouver, British Columbia
Canada V6E 2K3
Attention: Nora Coccaro
Phone: (604) 602-1717
Fax: (604) 408-1739

with a copy to:

Powell, Goldstein, Frazer & Murphy LLP
1001 Pennsylvania Avenue, N.W.
Suite 600
Washington, D.C. 20004
Attention: Susan J. Thomas
Phone: (202) 347-0066
Fax: (202) 624-7222

If to Pledgor:

Rexton K.K.
MC Hatchobori Bldg. 4F
2-11-7 Hatchobori, Chuo-ku, Tokyo

           Any notice, request, demand or other communication delivered or sent in the foregoing manner will be deemed given or made (as the case may be) upon the earliest of (i) the date it is actually received or (ii) the fifth business day after the day on which it is properly dispatched for registered airmail service.

(g)     Captions are for reference only and in no way limit the terms of this Agreement.

(h)     All references herein to any document, instrument, or agreement will be deemed to refer to such document, instrument, or agreement as the same may be amended, modified, restated, supplemented, or replaced from time to time.

EXECUTED:

NET MASTER:

NET MASTER CONSULTANTS, INC.

By:	/s/ Nora Coccaro

Nora Coccaro
President

PLEDGOR:

By:	/s/ Rexton K.K.

Rexton K.K.
President

STOCK PLEDGE AND SECURITY AGREEMENT

           THIS STOCK PLEDGE AND SECURITY AGREEMENT (this "Agreement") is made on November 20, 2000, by K.K. FEC ("Pledgor"), in favor of NET MASTER CONSULTANTS, INC., a Texas corporation ("Net Master").

BACKGROUND:

           Net Master has extended a loan to Smart Card Technologies Co., Ltd., a Japanese limited liability company ("Borrower"), in the maximum principal amount of $2,500,000 (the "Loan") pursuant to the terms of a Loan Agreement between Net Master and Borrower (the "Loan Agreement") and as evidenced by a Promissory Note made by Borrower in favor of Lender (the "Note").

           Pledgor is the holder of 120 shares of common stock, par value 50,000 yen per share, of Borrower represented by certificate number 500003 (the "Shares") and is an officer, director and/or key personnel of Borrower. Pledgor acknowledges that he will be benefited by the Loan to Borrower.

           To secure the due and punctual payment and performance of the obligations and covenants of Borrower under the Note, Pledgor has agreed to pledge and assign to Net Master all of Pledgor's right, title, and interest in and to the Shares together with the other collateral hereinafter described (collectively, the "Stock").

           NOW, THEREFORE, for and in consideration of the premises, the direct benefits to be realized by Pledgor from the Loan, the mutual covenants set forth below, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Pledgor covenants and agrees with Net Master as follows:

STATEMENT OF TERMS:

     1.      Warranty.  Pledgor warrants to Net Master that (a) Pledgor owns the Stock free and clear of all liens, charges, and encumbrances, (b) the Stock is duly issued, fully paid, and non-assessable, that Pledgor has the unencumbered and unrestricted right to pledge the Stock, (c) no consent or approval of any governmental or regulatory authority, or of any securities exchange, which has not been obtained was or is necessary to the validity of this pledge, and (d) the pledge of the Stock pursuant to the terms of this agreement is valid and effective under Japanese law.

     2.      Security Interest.  Pledgor grants, conveys, and pledges to Net Master a security interest in and security title to all of its right, title, and interest in and to the Stock, and has transferred to Net Master, all of its right, title, and interest in and to, the Stock presently held by Pledgor, including liquidation proceeds, as security for (a) all obligations of Pledgor to Net Master hereunder; and (b) payment and performance of the Note and all other payment obligations from Borrower or Pledgor to Net Master whether now existing or hereafter incurred (collectively, the "Obligations"). Pledgor has, on this date, delivered the certificates representing the Shares to Lender's collateral agent (the "Collateral Agent"), endorsed in blank by Pledgor, including Pledgor's seal or chop. Pledgor agrees that at any time and from time to time, at its expense, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary, or that Net Master may reasonably request, in order to perfect and protect the security interest granted hereby or to enable Net Master to exercise and enforce its rights and remedies hereunder with respect to all or any portion of the Stock. Net Master and the Pledgor agree that the stock certificates will be held by the Collateral Agent in escrow until the Obligations are paid in full or deemed paid in full.

     3.      Additional Shares.  In the event that, during the term of this Agreement:

(a)     any stock dividend, stock split, reclassification, readjustment, or other change is declared or made in the capital structure of Borrower, all new, substituted, and additional shares, or other securities, issued by reason of any such change and received by Pledgor or to which Pledgor may be entitled will be immediately transferred to the Collateral Agent by delivery, duly endorsed in blank by Pledgor including Pledgor's seal or chop, and will thereupon constitute Stock under the terms of this Agreement; and

(b)     subscriptions, warrants, or any other rights or options are issued in connection with the Stock, all new stock or other securities acquired through such subscriptions, warrants, rights, or options by Pledgor will be immediately transferred by delivery to the Collateral Agent and will thereupon constitute Stock under the terms of this Agreement.

     4.      Default.  Upon the occurrence of a default under the Note or a default by Pledgor under this Agreement or of the Obligations, Net Master will have the right to (i) instruct the Collateral Agent to transfer all or any portion of the Stock into the name of Net Master in which case Net Master will be deemed to have received the Current Value Price (as defined below) for the Stock, or (ii) subject to applicable securities law, transfer, sell, or otherwise dispose of the Stock at a public or private sale or make other commercially reasonable disposition of the Stock or any portion thereof after five (5) days notice to Pledgor. The Current Value Price or proceeds of the public or private sale or other disposition, as applicable, will be applied to the costs incurred in connection with the sale, and to the Obligations, in such order as Net Master may determine, and any remaining proceeds will be returned to Pledgor. In the event the Current Value Price of any portion of the Stock transferred into the name of Net Master or the proceeds of the sale or other disposition of the Stock, if any, are insufficient to pay such expenses, interest, principal of the Obligations, and damages, Pledgor will remain liable to Net Master under the Note for any such deficiency.  For purposes of this Agreement, Current Value Price is (i) if the Shares are trading, the average per share closing bid price on the Shares over the two week period immediately preceding the date of which the default occurred, or (ii) if the Shares are not trading, the per share value as of the date the default occurred as such value as determined by an independent accounting firm selected by Net Master or by the Board of Directors of Net Master.

     5.      Additional Rights of Secured Party.  In addition to its rights and privileges under this Agreement, Net Master will have all the rights, powers, and privileges of secured parties under applicable law. All rights of Net Master are cumulative and not exclusive.

     6.      Pledgor's Obligations Absolute.  The obligations of Pledgor under this Agreement are direct and immediate and not conditional or contingent upon the pursuit of any remedies against any other person, nor against other security or liens or encumbrances available to Net Master or any of its successors, assigns, or agents.

     7.      Voting Rights.

(a)     So long as a default by Pledgor has not occurred under the Loan Agreement or under this Agreement, Pledgor will be entitled to exercise all voting rights and all other rights of the Stock.

(b)     Upon the occurrence of a default by Pledgor under the Loan Agreement or under this Agreement, and during the continuance thereof, and for so long as any of the Obligations remain unpaid, (i) Net Master may, upon one (1) day prior written notice to Pledgor of its intention to do so, exercise all voting rights and all other rights of the Stock, but under no circumstances is Net Master obligated by the terms of this Agreement to exercise such rights, and (ii) Pledgor hereby appoints Net Master Pledgor's true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote the Stock in any manner Net Master deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders.  The power of attorney granted hereby is coupled with an interest and is irrevocable for so long as any of the Obligations remain unpaid.

(c)     For so long as Pledgor has the right to vote the Stock, Pledgor covenants and agrees that it will not, without the prior written consent of Net Master, vote or take any consensual action with respect to the Stock which would constitute a breach of this Agreement or a default under the Note.

     8.      Termination. This Agreement, and the security interest hereunder granted to Net Master in the Stock, will terminate on the date on which all of the Obligations have been fully satisfied or upon the consummation of the transactions contemplated by the Letter of Intent (as defined in the Loan Agreement). Thereafter, Net Master will deliver a termination of this Agreement to Pledgor, and will instruct the Collateral Agent to return the certificates evidencing the Shares to Pledgor, unless and except to the extent the Stock has been transferred to the name of Net Master, liquidated or otherwise disposed of pursuant to this Agreement.

     9.      Security Agreement. This Agreement constitutes a security agreement under the applicable law of the State of Delaware.

     10.      General.

(a)     Time is of the essence of this Agreement.  No waiver by Net Master of any power or right hereunder or of any breach or default by Pledgor hereunder will be binding upon Net Master unless in writing signed by Net Master. No failure or delay by Net Master to exercise any power or right hereunder or binding waiver of any default hereunder will operate as a waiver of any other or further exercise of such power or any other breach or default.  This Agreement, together with all documents referred to herein, constitutes the entire agreement between Pledgor and Net Master and may not be modified except by a writing executed by Net Master and delivered by Net Master to Pledgor.

(b)     If any paragraph or part hereof is for any reason held or adjudged to be invalid, illegal, or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated invalid, illegal, or unenforceable will be deemed separate, distinct, and independent, and the remainder of this Agreement will remain in full force and effect and will not be affected by such holding or adjudication.

(c)     All representations and warranties made and given herein by Pledgor will survive the execution and delivery of this Agreement and will remain in full force and effect until such time as this Agreement terminates as provided in Section 8 hereof.

(d)     Other than as expressly provided in the Loan Agreement or by operation of law pursuant to the transactions contemplated in the Letter of Intent (as defined in the Loan Agreement), this Agreement may not be assigned by either party without the consent of the other party. Pledgor consents to the assignment of this Agreement from Net Master to Elysio Capital Corp. The rights and obligations of the parties hereunder will inure to the benefit of and bind their respective heirs, executors, administrators, legal representatives, successors, and assigns.

(e)     Notwithstanding the place of execution of this Agreement and the business locations of the parties, the parties agree that this Agreement and the rights and obligations of the parties hereunder will be construed and interpreted in accordance with the laws of the State of Delaware, notwithstanding conflicts of laws principles. The parties agree that any appropriate court located in Delaware will have non-exclusive jurisdiction of any case or controversy arising under or in connection with this Agreement and will be a proper forum in which to adjudicate such case or controversy. The parties expressly consent to personal jurisdiction and venue in such courts.

(f)     All notices, requests, demands or other communications provided for in this Agreement must be in writing and delivered by registered airmail, return receipt requested or sent by fax with electronic confirmation of receipt to the parties at the following addresses:

If to Net Master:

Net Master Consultants, Inc.
1177 West Hastings Street, Suite 1818
Vancouver, British Columbia
Canada V6E 2K3
Attention: Nora Coccaro
Phone: (604) 602-1717
Fax: (604) 408-1739

with a copy to:

Powell, Goldstein, Frazer & Murphy LLP
1001 Pennsylvania Avenue, N.W.
Suite 600
Washington, D.C. 20004
Attention: Susan J. Thomas
Phone: (202) 347-0066
Fax: (202) 624-7222

If to Pledgor:

K.K. FED
1414 Uchikimachi
Higashi, Kanazawa, Ishikawa-ken

           Any notice, request, demand or other communication delivered or sent in the foregoing manner will be deemed given or made (as the case may be) upon the earliest of (i) the date it is actually received or (ii) the fifth business day after the day on which it is properly dispatched for registered airmail service.

(g)     Captions are for reference only and in no way limit the terms of this Agreement.

(h)     All references herein to any document, instrument, or agreement will be deemed to refer to such document, instrument, or agreement as the same may be amended, modified, restated, supplemented, or replaced from time to time.

EXECUTED:

NET MASTER:

NET MASTER CONSULTANTS, INC.

By:	/s/ Nora Coccaro

Nora Coccaro
President

PLEDGOR:

By:	/s/ K.K. FEC

K.K. FEC
President